                                                                   EXHIBIT 10.21

                            THIRD AMENDMENT TO LEASE

     Reference is made to a Lease dated July 10, 1985 by and between Simon D. Young as Trustee of Sandpy Realty Trust under a Declaration of Trust dated January 2, 1985, recorded with Bristol County North District Registry of Deeds in Book 2700, Page 276, as Lessor (hereinafter referred to as "Lessor") and Wigs by Paula, Inc., a Massachusetts corporation as Lessee (hereinafter referred to as "Lessee"), pertaining to premises on Bristol Drive, Easton, Massachusetts more fully described therein, as amended by First Amendment to Lease dated March 15, 1986, and as further amended by Second Amendment to Lease dated March 1, 1989 (said Lease as amended being hereinafter referred to as the "Lease").

     For Ten Dollars ($10.00) and other good and valuable consideration, each to the other paid, the receipt and sufficiency of which is hereby acknowledged by Lessor and Lessee hereby further amend the Lease as follows:

     1. The effective date of this Third Amendment to Lease (the "Effective Date") as between Landlord and Tenant shall be the date hereof.

     2. Paragraph 3 of the Lease entitled "Term" is hereby deleted and the following substituted in lieu thereof: "The term of this Lease commenced on April 15, 1986 (the "Commencement Date") and shall expire as of the one hundred twentieth (120th) day after either Lessor or Lessee, on or after January 1, 1994, gives the other party written notice of its intention to terminate this Lease."

     3. The second sentence of the first paragraph of Paragraph 8(d) of the Lease, and the third paragraph of said Paragraph 8(d), are each hereby deleted, and the following substituted for said second sentence of said first paragraph:
"Lessee shall not make any structural change, alteration or modification to said Building or construct any additional building on the Land."

     4. Paragraph 11 of the Lease, entitled "Assignment by Lessee and Subletting. is hereby deleted, it being agreed that the Lessee shall have no right to sublet or assign any portion of the Leased Premises.

     5. The first sentence of Paragraph 12(a) of the Lease is hereby deleted and the following substituted in lieu thereof: "If the Building, or any part thereof, shall be damaged or destroyed by fire, the elements or any other casualty, then Lessor shall have the right to terminate this Lease by giving written notice of such intention within thirty days of the occurrence of said casualty, unless the cost of the restoration is less than $10,000.00 and would take less than thirty days to restore, in which event the Lessor shall be obligated to proceed with such restoration". In addition, Paragraph 12(b) of the Lease is hereby deleted.

     6. There is hereby deleted from the Lease, Paragraph 2, entitled "Option to Purchase".

In all other aspects not inconsistent with the foregoing, said Lease shall remain in full force and effect in accordance with its terms.

     Executed under seal as of the 22nd day of October, 1993.

   Witness:                                  SANDPY REALTY TRUST

       /s/ [Illegible]                        /s/ Simon D. Young, Trustee
     ------------------------                ----------------------------
                                             Simon D. Young, Trustee
                                             and not individually


                                             WIGS BY PAULA, INC.

      /s/ [Illegible}                         /s/ Steven L. Bock
     ------------------------                ----------------------------
                                             Its CEO



                                      --2--

Signal Capital Corporation                                      Merchant Banking

                                                               55 Ferncroft Road
                                                               Danvers, MA 01923
                                                                  (508) 777-3866
                                                              FAX (508) 750-1301

                                                  July 19, 1993

Mr. Steven L. Bock
SC Corporation
Six Landmark Square, 4th Floor
Stamford, CT 06901

Re: SC Corporation et. a1.

Dear Steve:

     Reference is made to your letter to Signal Capital Corporation ("Signal") dated June 21, 1993 regarding unpaid lease payments under the lease between Wigs by Paul, Inc. ("Wigs") and; Sandpy Realty Trust. It is Signal's understanding that Wigs has failed to pay $40,000 due under the lease for each month, April and May 1993, instead, Wigs has paid only S20, 000 for each of these two months, resulting in unpaid lease payments in the aggregate amount of $40,000.

     Signal consents to the payment by Wigs to Sandpy Realty in the amount of $40,000 regarding lease arrearages for the months of April and May 1993.

     If you should have any questions, please contact me.

                                                  Sincerely,

                                              /s/ Willis A. Williams

                                                  Willis A. Williams
                                                  Portfolio Manager

WAW/aa

                              Kleban & Samor, P.C.
                                  [LETTERHEAD]

                                                       WRITER'S DIRECT DIAL
                                                                   254-8913

                                                  December 9, 1993

 James McGinley, Esq.                             VIA FAX 617-439-4170
 Edwards and Angell                               AND FEDERAL EXPRESS
 101 Federal Street
 Boston, MA 02110

     RE: WIGS BY PAULA, INC.

 Dear Jim:

     My sincerest apologies for not forwarding the enclosed, executed the Third Amendment to Lease sooner. As we discussed, I am delivering the amendment to you on the following conditions: (i) the landlord would agree that if its execution is later held to be void because it is outside the ordinary course of business, 11 U.S.C. ss.549(a), a 120-day notice period would nevertheless apply as a condition to termination; and (ii) Mr. Young's agreement to settle his other claims in accordance with our outstanding agreement, which, of course, is subject to court approval under Rule 9019. My recollection is that you were going to confirm that the foregoing conditions were acceptable to your client.

Thank you for your patience.

                                                  Very truly yours,

                                                  /s/ Irve J. Goldman
                                                      Irve J. Goldman

IJG/cfh
enclosures
cc: Mr. Steven L. Bock

                              Kleban & Samor, P.C.
                                  [LETTERHEAD]

                                                       WRITER'S DIRECT DIAL
                                                                   254-8913



                                                  December 10, 1993

 Michael R. Enright, Esq.                         VIA HAND-DELIVERY
 Robinson & Cole
 One Commercial Plaza
 Hartford, CT 06103-3597

     Re: Western Schools, Inc.
         Chapter 11, Case No. 92-54265
         Doc. I.D. No. 335

Dear Mike:

     Enclosed are copies of the followings: 1) List of Witnesses; 2) List of Exhibits, together with copies of exhibits identified therein; and 3) Debtor's Expert Report.

                                                  Very truly yours,

                                                  /s/ Irve J. Goldman
                                                      Irve J. Goldman

IJG/cf.
enclosures


cc:  Mr. Steven L. Bock (with enclosures)
     David Weitman, Esq. (via Federal Express)~ with enclosures)

                              Kleban & Samor, P.C.
                                  [LETTERHEAD]

                                                       WRITER'S DIRECT DIAL
                                                                   254-8913

                                                  December 10, 1993

 Hon. Alan H. W. Shiff                            VIA HAND-DELIVERY
 United States Bankruptcy Court
 915 Lafayette Blvd.
 Bridgeport, CT 06604

     Re: Western Schools, Inc.
         Chapter 11, Case No. 92-54265
         Doc. I.D. No. 33

 Dear Judge Shiff:

     Enclosed are Chambers' copies of the following documents relative to the Emergency Application of Signal Capital Corporation Objecting to the Use of Cash Collateral by Western Schools, Inc.: 1) Debtor's List of Exhibits; 2) Debtor's List of Witnesses; and 3) Debtor's Expert Report.

                                                  Respectfully submitted,

                                                  /s/ Irve J. Goldman
                                                      Irve J. Goldman
IJG/cfh
enclosures

cc. Mr. Steven L. Bock (with enclosures)
    Michael R. Enright, Esq. (via hand-delivery) (with enclosures) David Weitman, Esq. (via Federal Express) (with enclosures)